UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PPOL, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PPOL, INC.
1 CITY BOULEVARD WEST
SUITE 820
ORANGE, CALIFORNIA 92868
_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 26, 2006
_______________

To the Shareholders of PPOL, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the ”Annual Meeting”) of PPOL, Inc., a California corporation (the “Company”), will be held at the Conference Center of Griffin Towers 5, located at 5 Hutton Centre Drive, Santa Ana, California 92707 on Tuesday, September 26, 2006 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect three (3) directors of the Company each to serve a term of one (1) year and until their successors are duly elected and qualified;
2.	To ratify Windes & McClaughry Accountancy Corporation (“Windes & McClaughry”) as the Company’s independent accountants; and
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only Shareholders of record at the close of business on July 31, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such Shareholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 1 City Boulevard West, Suite 820, Orange, California 92868 for a period of ten (10) days prior to the Annual Meeting.

         A copy of the Company’s Annual Report for the fiscal year ended March 31, 2006, which contains consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

         SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO  COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board of Directors,

/S/ MASAO YAMAMOTO
Masao Yamamoto
CHAIRMAN OF THE BOARD

Orange, California
September 11, 2006

PPOL, INC.
1 CITY BOULEVARD WEST
SUITE 820
ORANGE, CALIFORNIA 92868
_______________

PROXY STATEMENT

APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:

September 11, 2006
_______________

ANNUAL MEETING OF SHAREHOLDERS—SEPTEMBER 26, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of PPOL, Inc., a California corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Tuesday, September 26, 2006, at 10:00 a.m. local time, at the Conference Center of Griffin Towers 5, located at 5 Hutton Centre Drive, Santa Ana, California 92707 and at any adjournments or postponements thereof. Our principal executive office is 1 City Boulevard West, Suite 820, Orange, California 92868 and our telephone number is (714) 937-3211. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.

ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The close of business on July 31, 2006 has been fixed as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 20,542,875 shares of Common Stock. On all matters that come before the Annual Meeting, each stockholder or his or her proxy will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date.

If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

The holders of a majority of the Company’s stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions will be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. Accordingly, if you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker nominee votes will be counted as present or represented for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to Shareholders (other than the election of directors) and will have the same effect as a vote against such proposals. Although broker “non-votes” and abstentions will be counted for the purposes of attaining a quorum for Proposal One and Two (to elect Yoshihiro Aota, Richard Izumi and Masao Yamamoto as directors and to ratify Windes & McClaughry as the Company’s independent accountants, respectively ), directors are elected by a plurality of the votes of the shares of Common Stock represented and voted at the Annual Meeting and, therefore, broker non-votes and abstentions will have no effect on the outcome of the election of directors.

If any shareholder gives notice at the Meeting prior to commencement of voting that the shareholder intends to cumulate his or her votes, then the directors shall be elected by the cumulative voting method. In such event, the shareholders shall have the right to cast that number of votes equal to the number of shares which they hold multiplied by the number of directors to be elected by them, i.e., for the purpose of this election, three votes for each share. Each shareholder may cast the whole number of votes for one candidate, or distribute them among two or more candidates. The persons named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

         Richard H. Izumi will serve as proxy holder, with full power of substitution, at the annual shareholders meeting of stockholders to be held on September 26, 2006. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

•  “FOR” the election of Yoshihiro Aota, Richard Izumi and Masao Yamamoto to serve for one (1) year and until their successors are duly elected and qualified.
•  “FOR” the ratification of Windes & McClaughry as the Company’s independent accountants.

         We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering a written notice of revocation to the principal financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

         The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s Common Stock. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile or other means.

PROPOSAL ONE

ELECTION OF DIRECTORS

GENERAL

The Bylaws of the Company provide that the Board of Directors is to be fixed at no less than three (3) and no more than seven (7) directors. The current number of directors is currently fixed at three (3).

The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE
NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

VOTING INFORMATION

Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all nominees proposed by the Board. A stockholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected to the Board. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Annual Meeting, has no effect. In addition, although broker “non-votes” will be counted for purposes of attaining a quorum, they too will have no effect on the vote. The persons designated in the enclosed proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed proxy.

Each nominee has agreed to serve the Company as a director if elected.  However, as noted above, should any nominee become unwilling or unable to serve if elected, the Proxy agents named in the proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

CURRENT DIRECTORS AND NOMINEES

        The following table sets forth the name, age and other information of current directors and nominees:

NAME	AGE	DIRECTOR SINCE	TERM EXPIRES	STANDING FOR RE-ELECTION OR ELECTION	INDEPENDENT

Yoshihiro Aota(1)	61	5/20/2005	2006	Yes	No
Richard Izumi(2)	53	3/31/ 2005	2006	Yes	No
Masao Yamamoto(3)	57	3/31/ 2005	2006	Yes	No

         The following is a brief background summary for each of the current and nominee directors:

         Mr. Yoshihiro Aota currently serves as CEO of U-World Co., Ltd., a Japanese corporation involved in network marketing. He was the President and a director of AJOL from 1994 through December 2004.  Mr. Aota was also a director of PPOL through December 31, 2004. Prior to AJOL, Mr. Aota worked for Forval Corporation which was the majority shareholder in PPOL, Inc. While at Forval Corporation, Mr. Aota directed Forval’s business strategy, PC business and NW business. Prior to Forval Corporation, Mr. Aota was in charge of business planning and administration of Katena Corporation, a Japanese Corporation. Mr. Aota holds a Bachelor of Science degree from Tokyo University.

Mr. Richard Izumi is serving as Chief Financial Officer of PPOL, Inc. Mr. Izumi is also Senior Managing Director of JGS Co. Ltd, a Japanese corporation involved in the licensing of energy and high-tech related intellectual property and Director of City Communication, Inc., a Japanese corporation involved in broadcast technology He is also an independent consultant to public companies, including the registrant, on financial matters and international transactions, primarily between U.S. and Japan. Earlier he served as Partner at accounting firms Ernst & Young and Price Waterhouse (now known as PricewaterhouseCoopers). Mr. Izumi holds a B.S. in Business Administration from the University of Southern California.

Mr. Masao Yamamoto is currently serving as Chief Executive Officer of PPOL, Inc. and Chief Executive Officer of AJOL Co. Ltd., PPOL’s wholly owned subsidiary, where he previously served as General Manager of Finance and Director. Prior to joining AJOL he was General Manager of accounting with Chiiki Shinko Kyouiku Jigyo Foundation. Mr. Yamamoto graduated from the Koganei Industrial School, with a major in Electronics.

        If elected, each of the nominees is expected to serve until the 2007 annual meeting of shareholders and thereafter until his or her successor is duly elected and qualified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held ten meetings during the fiscal year ended March 31, 2006.  Mr. Yamamoto and Mr. Izumi attended 10 of the 10 meetings held while they were directors.  Mr. Inoue attended 6 of the 6 meetings held while he was a director. Mr. Aota attended 8 of the 8 meetings held while he was a director.

         Prior to their resignations on March 31, 2005, the board had four independent directors who served on the 1) audit committee, 2) nominating and corporate governance committee and 3) compensation committee. Subsequent to March, 31, 2005, with the resignation of the former independent directors, the current Board has not assigned any members to committees.  However, the entire Board has taken on the responsibilities of each of the committees until such time that independent directors are added to the Board.  The Company does not have any independent directors at the current time.  The following describes each intended committee and its intended function upon formation.

         Subsequent to March 31, 2005, the entire Board has been performing the responsibilities of the Audit Committee. The functions of the Audit Committee, upon reconstitution of independent directors, will include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company’s independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The members of the Audit Committee will be “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Company currently does not have a financial expert on the audit committee because it currently does not yet have any independent directors to serve that role.

        Subsequent to March 31, 2005, the entire Board has been performing the responsibilities of the Compensation Committee. The Compensation Committee’s functions, upon appointment of its members, will include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. In addition, the Compensation Committee will administer the Company’s stock plans and determine the terms and conditions of issuances of awards there under.

       Subsequent to March 31, 2005, the entire Board has been performing the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, upon appointment of its members, will make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process, recommend candidates for election to the Board of Directors and nominate officers for appointment by the Board. In addition, the Committee will review and report to the Board on a periodic basis with regard to matters of corporate governance. The Committee will consider nominees recommended by security holders and evaluate those nominees. Security holders making such a nomination must deliver the recommendation in writing to the principal financial officer of the Company.

AUDIT FEES

The Company incurred the following fees to Stonefield Josephson, Inc. during the 2006 and 2005 fiscal years:

	2006	2005
Audit fees	339,000	84,000
Tax fees	—	—
All other fees	—	—
	339,000	84,000

    Stonefield Josephson, Inc ceased to be the Company’s independent accountants as of September 20, 2005. Commencing with the June 30, 2005 financial statements, Windes and McClaughry has been retained as the company’s independent accountants: The Company incurred the following fees to Windes & McClaughry during the 2006 fiscal year:

2006
Audit fees	$185,000
Tax fees	—
All other fees	—
$185,000

Estimated fees for the fiscal year ended March 31, 2006 audit to be invoiced in fiscal 2007 are $130,000 from Windes & McClaughry.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage Stonefield Josephson, Inc. nor Windes & McClaughry for financial information systems design and implementation, as defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the most recent fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2006, certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each director, (iii) each of the named executive officers, as defined below, and (iv) all current directors and executive officers of the Company as a group. As of March 31, 2006, there were 20,542,875 shares (1) of issued and outstanding Common Stock.

NAME AND ADDRESS	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED (1)	PERCENT OF TOTAL COMMON STOCK

5% SHAREHOLDERS

Foster Strategic Investment Partnership(2) 9 Raffles Place #08-01, Republic Plaza Singapore, 048619	10,547,594	51.34%

Leo Global Fund(3)
Mori Bldg, 3F Toranomon 11
6-4 Toranomon, 2-Chome
Minato-Ku, Tokyo, Japan 105-0001	3,138,571	15.28%

DIRECTORS AND OFFICERS

Yoshihiro Aota
Tennozu First Tower 9th floor 2-2-4 Higashi-Shinagawa, Shinagawa-ku Tokyo, Japan 140-0002.

	0	0%

Richard H. Izumi
1 City Boulevard West, Suite 820
Orange, California 92868	24,489	0.12%

Masao Yamamoto
Tennozu First Tower 9th floor	0	0%
2-2-4 Higashi-Shinagawa, Shinagawa-ku Tokyo, Japan 140-0002

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2) Based on reasonable inquiry, the Company is aware that Green Capital claims beneficial ownership of 100% of the shares owned by Foster Strategic Investment Partnership. The basis for this determination is an oral understanding between Green Capital and Foster Strategic Investment Partnership that Foster Strategic Management will exercise its shareholder voting rights only with the concurrence of Green Capital.
(3) Based on reasonable inquiry, the Company is aware that Green Capital claims beneficial ownership of 98% of the shares owned by Leo Global Fund. The basis for this determination is an oral understanding between Green Capital and Leo Global Fund that Leo Global Fund will exercise its shareholder voting rights only with the concurrence of Green Capital.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

A.       THE COMPANY

         The following table sets forth the compensation of PPOL’s “Named Executive Officers,” which consist of a) all persons serving as the chief executive officer during the fiscal year and b) Chief Financial Officer:

NAME	AGE	POSITION	ANNUAL SALARY
Masao Yamamoto	56	Chief Executive Officer	$0
Richard Izumi	52	Chief Financial Officer	$330,000
Hisao Inoue	54	Chief Executive Officer	$42,500

B.       AJOL (THE COMPANY’S WHOLLY OWNED SUBSIDIARY)

         The following table sets forth the compensation of AJOL’s “Named Executive Officers,” which consist of a) all persons serving as the chief executive officer during the fiscal year and b) the four (4) most highly compensated individuals serving at the end of the fiscal year, in addition to the chief executive officer:

	SUMMARY ANNUAL COMPENSATION TABLE
	FISCAL
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	TOTAL
Yoshihiro Aota	2006	$0	$0	$0
Representative	2005	$147,513	$557,880	$705,393
	2004	$177,405	$274,430	$451,835

Manabu Nakamura	2006	$110,052	$44,172	$154,224
Director	2005	$114,265	$41,841	$156,106
	2004	$108,813	35,410	144,223

Masao Yamamoto	2006	$173,754	$0	$173,754
Representative Director	2005	$133,118	$55,788	$188,906
	2004	$109,242	35,410	144,652

Maki Iida	2006	$53,708	$10,601	$64,309
Director	2005	$44,960	19,052	64,012
	2004	$42,345	15,368	57,713

Nobuyuki Ishii	2006	$0	$0	$0
Supervisor	2005	$112,320	$46,490	$158,810
	2004	$92,250	21,246	113,496

Akihito Otani	2006	$0	$0	$0
Supervisor	2005	$66,649	$13,041	$79,690
	2004	$63,343	12,394	75,737

OPTION GRANTS IN LAST FISCAL YEAR

No option grants were made during the fiscal year ended March 31, 2006.

The Company established a stock option plan in March 2004 (the “2004 Plan”). In accordance with the 2004 Plan, the Company is authorized to issue incentive stock options and non-qualified stock options for up to 2,000,000 shares of the Company’s common stock.

         The Plan is intended to encourage stock ownership by employees and directors of the Company so that they may acquire or increase their proprietary interest in the Company and to encourage such employees and directors to remain in the employ of the Company and to put forth maximum efforts for the success of the Company’s business. There were 1,220,000 options granted in March 2004 which vested 100% in March 2006, two years after their grant date.  There were 80,000 options granted in July 2004 which vested 100% in July 2005. There were no additional options granted in the year ended March 31, 2006.

	Number of securities underlying options	Percent of Total options granted to employees during	Exercise price per	Expiration	Potential realizable value at assumed annual rates of stock price appreciation for option term (1)
Name	granted	fiscal year	share	Date	5%	10%
2004
Yoshihiro Aota	1,000,000	81.97%	$4.00	March 25, 2014	6,859,300	12,505,600

Nobuo Takada	50,000	4.10%	$4.00	March 25, 2014	342,900	625,300

Masao Yamamoto	40,000	3.28%	$4.00	March 25, 2014	274,400	500,200

Toshiaki Shimojo	30,000	2.46%	$4.00	March 25, 2014	205,800	375,200

Yuji Kamata	20,000	1.64%	$4.00	March 25, 2014	137,200	250,100

Nobuyuki Ishii	40,000	3.28%	$4.00	March 25, 2014	274,400	500,200

Manabu Nakamura	40,000	3.28%	$4.00	March 25, 2014	274,400	500,200

Total for 2004	1,220,000	100.00%

2005
Robert Brasch	40,000	50.00%	$4.00	July 25, 2014	274,400	500,200

Lowell Hattori	40,000	50.00%	$4.00	July 25, 2014	274,400	500,200

Total for 2005	80,000	100.00%

(1) In accordance with SEC rules, these columns show gains that could accrue for the respective options, assuming that the market price of our common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%,

Reference is made to Notes to Consolidated Financial Statements for the year ended March 31, 2006 (which is included in the annual report on Form 10-K and which is being delivered with this Proxy Statement) for more detailed information regarding the Company’s 2004 Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company does not enter into formal employment contracts with its employees.  However, the Company does enter into “at-will” employment agreements under which both the Company and the employee may terminate the relationship without cause.

COMPENSATION OF DIRECTORS

         The Company did not compensate Messrs. Aota, Inoue, Izumi or Yamamoto in their capacity as directors of PPOL. Their compensation was limited to what each was paid in their capacity as an Officer or other role with PPOL or its subsidiary.

STOCK PRICE PERFORMANCE GRAPH

         This section includes a line graph comparing the cumulative total stockholder return on our common stock with the cumulative total return of the American Composite Index and the Russell 1000 Index from March 2005. The graph assumes that $100 was invested on March 31, 2005 in each of our common stock, American Composite Index and the Russell 1000 Index.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the “SEC”) and with the National Association of Securities Dealers, Inc. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, all reports required to be filed during fiscal year ended March 31, 2006 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% shareholders have been filed.

CODE OF ETHICS

         The Company adopted a code of ethics applicable to all of its directors, officers and employees which is a “code of ethics” as defined by the applicable rules of the Securities and Exchange Commission (SEC). This code of ethics is found as exhibit 14 to our 10-K for fiscal 2004 as filed with the SEC.  If the Company makes any amendments to this code of ethics other than technical, administrative or other non-substantive amendments, or grants any waiver, including implicit waivers, from a provision of this code of ethics, the Company will disclose the nature of the amendments or waivers, its effective date and to whom it applies in a report on Form 8-K filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Green Capital

On May 30, 2005, the Company completed the acquisition of K.K. U Service, a Japanese corporation ("USC") based in Tokyo, Japan pursuant to a Purchase Agreement dated May 30, 2005, by and between the Company, USC and K.K. Green Capital, a Japan corporation (the Seller or Green Capital). The Company purchased all of the issued and outstanding shares of USC for $3,522,000. Seller is the majority investor in Foster Strategic Investment Partnership (FSIP), a Singapore partnership, which owns approximately 10,547,594 shares of the Company's common stock, representing approximately 51.34% of the Company's issued and outstanding stock.

The following summarizes the assets acquired and liabilities assumed in connection with the acquisition described in the preceding paragraph:

Current assets	$899,000
Deposits	1,455,000
Intangibles	84,000

Total assets acquired	2,438,000
Liabilities assumed	(883,000)

Net assets acquired	$1,555,000

The purchase price represented a significant premium over the recorded net worth of USC's assets. In determining to pay this premium, we considered various factors, including the opportunities that USC offers to enhance our future growth opportunities, synergies with our present operations, cost and time advantages of establishing a comparable company on our own, contacts with prospective vendors and elimination of a potential competitor.

By virtue of the Seller’s relationship with FSIP, it has been determined that PPOL and USC are de facto entities under common control. Accordingly, we have accounted for the acquisition of USC in a manner that is similar to the pooling method to comply with paragraph 11 of Financial Accounting Standards Board’s Statement of Financial Accounting Standards Statement No. 141 Business Combinations. For accounting purposes, the excess of purchase price over the net assets of USC will be treated as a dividend to Green Capital.

Advanced Communications

During the year ended March 31, 2006, PPOL entered into the following transactions with Advanced Communications K.K., a Japanese corporation that is 79.55% owned by Green Capital:

Inventory purchases	$12,123,000
Information technology services	13,925,000

$26,048,000

Information technology services, above, includes $2,212,000 in research and development activities for the enhancement of our U-Phones’ functional features.
    Inventory purchases, noted above, are comprised of the SF-70 and U-Phone hardware under an automatically renewing one year contract, unless a termination notice is provided two months prior to the anniversary by either party. Under the OEM basis, we retained the rights to the design and metallic mold required to manufacture the SF-70, but outsourced the actual manufacturing of the SF-70 and U-Phone to Advanced Communications

Seagull

During the year ended March 31, 2006, PPOL entered into the following transactions with K.K. Seagull (Seagull), a Japanese corporation and shareholder of 926,956 shares the Company's common stock:

Sales promotion activities	$5,197,000
Events planning and production	1,451,000
Information technology services	212,000

$6,860,000

Forval

Effective March 31, 2005 (the "Effective Date"), the Company entered into a Purchase Agreement (the "Purchase Agreement"), as discussed below, with Forval, which at the time of the Effective Date owned approximately 10,547,594 shares of common stock of the Company, representing approximately 58.62% of the Company's issued and outstanding common stock. Forval's Chief Executive Officer ("CEO"), Hideo Ohkubo, also served as the CEO and Chairman of the Board of the Company at the time of the Effective Date of the Purchase Agreement. The Company was the 100% owner of the common stock of Gatefor (the "Gatefor Shares"), a Japan joint stock company.. The Company was also the owner of 1,500 shares (the "OI Shares") of common stock of Object Innovation, Inc., a Florida corporation ("OI") representing a 15% interest in OI. The Company and OI were parties to a certain Exclusive Distribution Agreement, dated May 26, 2004 (the "Exclusive Distribution Agreement), which agreement the Company assigned (the "Assignment") to Gatefor pursuant to that certain Exclusive Distribution Right License Agreement (the "Distribution Right License Agreement"), dated October 1, 2004, between the Company and Gatefor. In connection with the Assignment, OI and Gatefor entered into a revised letter of understanding, dated August 11, 2004 (the "Revised Letter of Understanding"), providing for, among other things, OI's right to purchase 5% of the equity of Gatefor and certain payments to be made by Gatefor to OI.

      In furtherance of the Purchase Agreement, the Company sold to Forval the Gatefor Shares and the OI Shares, and assigned to Forval the Company's receivable from Gatefor (the "Gatefor Receivable") in the principal amount of $1,643,000, plus accrued interest. The Purchase Agreement approximately valued the Gatefor Shares at $1,395,000, and the OI Shares at $279,000. In connection with Forval's acquisition of the Gatefor Shares, OI Shares and Gatefor Receivable, Forval cancelled the Company's debt to Forval in the principal amount of approximately $3,161,000 plus accrued interest, and further paid the Company approximately $143,000. As further consideration in the transaction, the Company assigned to Forval all of the Company's right, title and interest in and to, and Forval assumed all obligations under, the Exclusive Distribution Agreement and the Distribution Right License Agreement, except that the payment of approximately $930,000 previously made by Gatefor to the Company pursuant to the Distribution Right License Agreement was deemed non-refundable.

    For accounting purposes, the transaction described in the preceding paragraph, the difference between the sum of amount of Forval's cancellation of the Company's debt plus accrued interest, approximately $143,000 cash consideration, combined with approximately $930,000 deemed non-refundable and PPOL's net book value in Gatefor immediately preceding the transaction was accounted for as a capital contribution from the then majority shareholder, Forval. A Special Committee (the "Committee") of independent directors of The Company's Board of Directors was formed to review the terms and conditions of the Purchase Agreement. The Committee approved The Company's execution, delivery and performance of the Purchase Agreement.

    PPOL entered into separate agreements with Forval and Leo Global Fund, which collectively held approximately 94% the Company's common stock, in which PPOL was to provide certain consulting services during fiscal 2003. As provided for in the agreements, PPOL received a prepayment of $483,858 from Forval and Leo Global Fund in fiscal 2003. Since the Company did not complete the consulting services called for in the agreements prior to March 31, 2003, the payments received were included in "deferred revenue," as a liability, at March 31, 2003. The consulting services were completed in fiscal 2004 at which time the consulting revenues were recognized. There is no assurance that PPOL will receive such projects from Forval and Leo Global Fund in the future.

Common stock offering:

    On May 30, 2005, the Company sold to four purchasers a total of 2,549,129 shares of its common stock, $0.001 par value per share ("Common Stock") for an aggregate consideration of JPY1,100,000,000 (US $10,196,516) at $4 per share. The Company entered into separate Stock Purchase Agreements ("Stock Purchase Agreements"), each dated as of May 30, 2005, with (i) K.K. Contents Provider Tokyo, a Japan corporation, which paid JPY400,0000,000 (US$3,707,824); (ii) K.K. Seagull, a Japan corporation, which paid JPY400,000,000 (US$3,707,824); (iii) K.K. H.I. Consultants, a Japan corporation, which paid JPY200,000,000 (US$1,853,912); and (iv) K.K. System Partners, a Japan corporation, which paid JPY100,000,000 (US$926,956) (collectively, the "Investors"). The Company issued the Common Stock in a private placement without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on one or more exemptions from the registration requirements under the Act, including Regulation D.

    Pursuant to the Stock Purchase Agreements, the Company entered into a Registration Rights Agreement ("Registration Rights Agreement"), dated May 30, 2005, with each of the four Investors, which granted "piggy-back" registration rights to the Investors. Pursuant to the Registration Rights Agreement, if the Company at any time files a registration statement (other than a Form S-4 or Form S-8 registration statement) with the Securities and Exchange Commission under the Act, Registrant agrees to use its best efforts to include in such registration statement such shares of the Investors' Common Stock as the Investors may request, subject to the terms and conditions of the Registration Rights Agreement.

    The Company used the proceeds from the above noted sale of equity securities to purchase 100% of the issued and outstanding common stock of K.K. U Service, a Japanese corporation.

    The CEO of PPOL is also the Representative Director of K.K. H.I. Consultants.

UMBA

    The Company has received $9,779,145, $11,166,830, and $10,426,425 during the years ended March 31, 2006, 2005 and 2004, respectively, in service fee income from UMBA for providing certain administrative services in connection with their insurance operations.

Other

    Prior to his employment as CFO with PPOL, Inc. which began on March 31, 2005, Richard Izumi served the company as a consultant through his consulting company, ECO2 Pacific Partners, LLC. We. paid ECO2 Pacific Partners, LLC $225,000 and $284,000 in the years ending March 31, 2005 and March 31, 2004, respectively.

    Tax services were performed by Izumi & Co. whose principal officer is Ms. Miwa Izumi.  Ms. Izumi is the spouse of our CFO, Richard Izumi. The Company paid $8,000 and $12,000 to Izumi & Co. for tax planning and compliance related matters in the fiscal years ended March 31, 2006 and 2005, respectively.

STOCK PERFORMANCE

         The Company’s Common Stock began trading on the Over the Counter Bulletin Board (OTCBB) during the third fiscal quarter on October 14, 2003. The outstanding shares of Common Stock are currently held by approximately 6,020 shareholders of record as of July 31, 2006. The Company is currently quoted on the OTC Bulletin Board system (“OTCBB”), and can be located on the OTCBB under the symbol “PPLC.”  The following chart lists the high and low closing stock price range from the Company’s market makers. These over-the-counter market quotations reflect the inter-deal prices without retail mark-up, markdown, or commissions and may not necessarily represent actual transactions.
Year Ended March 31, 2006	High	Low
First Quarter	$4.0	$3.40
Second Quarter	$8.00	$3.90
Third Quarter	$6.50	$3.00
Fourth Quarter	$3.50	$2.00

         The declaration of any dividends in the future by the Company is subject to the discretion of our board of directors and will depend upon various factors, including our net earnings, financial condition, cash requirements, future projects and other factors deemed relevant by our board of directors.  PPOL has not paid any cash or other dividends on its common stock since its inception and currently does not intend to pay dividends in the foreseeable future.

ANNUAL REPORT ON FORM 10-K

         At the Company’s cost, with the exception of associated exhibits charged at $0.15 per page if requested, an annual report on Form 10-K as filed with the SEC for the year ended March 31, 2006 is being mailed concurrently with this Proxy statement to all shareholders as of the Record Date.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Shareholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of Shareholders intended to be presented at the Company’s next annual meeting of Shareholders must be received by the Company (Attention: Chief Financial Officer, at the principal offices of the Company), no later than March 24, 2007 for inclusion in the Company’s proxy statement and form of proxy for that meeting. Stockholder proposals are also subject to the Company’s Bylaws, which may be amended from time to time.

OTHER MATTERS

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

         The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

By Order of the Board of Directors,

/S/ MASAO YAMAMOTO
Masao Yamamoto
CHAIRMAN OF THE BOARD

Orange, California
September 11, 2006

PPOL, INC.

☒ DETACH PROXY CARD HERE ☒

ELECTION OF DIRECTORS			☒	Please mark votes as in this example.
Nominees standing for election to the Board of Directors: Yoshihiro Aota, Richard Izumi and Masao Yamamoto
☐	FOR	☐	WITHHOLD AUTHORITY

2. RATIFICATION OF INDEPENDENT AUDITORS:
Proposal to ratify the appointment of Windes & McClaughry
Accountancy Corporation as the Company’s independent auditors.

☐FOR    ☐AGAINST    ☐ABSTAIN
I PLAN TO ATTEND THE ANNUAL
The proxy is authorized to vote in his discretion upon such                         MEETING
other business as may properly before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.
___________________________
Signature:

___________________________
Date:
☐

☒ DETACH PROXY CARD HERE ☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE
PPOL, INC.

The undersigned stockholder(s) of PPOL, Inc., a California corporation (the “Company”), hereby appoints RICHARD IZUMI proxy, with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 26, 2006, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on July 31, 2006, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROPOSAL ON THE REVERSE SIDE  AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.
THE LISTED NOMINEES AND THE PROPOSAL HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED AND “FOR” THE LISTED PROPOSAL.

(Continued, and to be signed on reverse side)
See reverse side